UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 5, 2010
Lodgian, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14537	52-2093696
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3445 Peachtree Road, N.E., Suite 700
Atlanta, GA 30326
(Address of principal executive offices / Zip Code)
(404) 364-9400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On March 5, 2010, the communication attached hereto as Exhibit 99.1 was distributed to the employees of Lodgian, Inc. (“Lodgian”), which is incorporated herein by reference.
Additional Information and Where to Find it
In connection with the proposed merger with LSREF Lodging Investments, LLC and required shareholder approval, Lodgian filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) on March 5, 2010. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT LODGIAN AND THE MERGER. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by Lodgian with the SEC may be obtained free of charge by contacting Lodgian, Inc., Attn: Investor Relations, 3445 Peachtree Road NE, Suite 700, Atlanta, Georgia 30326, Telephone: 404-364-9400. Our filings with the SEC are also available on our website at www.lodgian.com.
Participants in the Solicitation
Lodgian and its officers and directors may be deemed to be participants in the solicitation of proxies from Lodgian’s shareholders with respect to the merger. Information about Lodgian’s officers and directors and their ownership of Lodgian’s common shares is set forth in the proxy statement for Lodgian’s 2009 Annual Meeting of Shareholders, which was filed with the SEC on March 20, 2009. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Lodgian and its respective officers and directors in the merger by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.
Cautionary Note Regarding Forward-looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical facts, including, among others, statements regarding the anticipated merger with LSREF Lodging Investments, LLC, Lodgian’s expectations regarding returning certain hotels to lenders, anticipated cost reductions, optional maturity extensions, property dispositions, future financial position, business strategy, projected performance and financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Lodgian and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond the Lodgian’s ability to control or predict. Such factors include, but are not limited to, any conditions imposed in connection with the merger, approval of the merger agreement by the stockholders of Lodgian, the satisfaction of various other conditions to the closing of the merger contemplated by the merger agreement, the effects of regional, national and international economic conditions, our ability to refinance or extend maturing mortgage indebtedness, competitive conditions in the lodging industry and increases in room supply, requirements of franchise agreements (including the right of franchisors to immediately terminate their respective agreements if we breach certain provisions), our ability to complete planned hotel dispositions, the ability to realize anticipated cost reductions, the effects of unpredictable weather events such as hurricanes, the financial condition of the airline industry and its impact on air travel, the effect of self-insured claims in excess of our reserves and our ability to obtain adequate insurance at reasonable rates, and other factors discussed under Item IA (Risk Factors) in Lodgian’s Form 10-K for the year ended December 31, 2008, and as updated in its Forms 10-Q for the quarters ended March 31, June 30 and September 30, 2009. Lodgian assumes no duty to update these statements.
Management believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All written and oral forward-looking statements attributable to Lodgian or persons acting on its behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made, and Lodgian undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Memorandum to Employees from Daniel E. Ellis

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Lodgian has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lodgian, Inc. (Registrant)
Dated: March 5, 2010	By:	/s/ James A. MacLennan
		Name:	JAMES A. MACLENNAN
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Memorandum to Employees from Daniel E. Ellis